Income Taxes - Summary of Differences as Result of which Income Tax Provision Differs from Amount Computed by Applying Statutory Federal Income Tax Rate to Income (Loss) Before Income Tax (Details)	6 Months Ended		12 Months Ended
	Jan. 31, 2023	Aug. 03, 2022	Jan. 31, 2022
Effective Income Tax Rate Reconciliation, Percent [Abstract]
U.S. statutory rate	21.00%	21.00%	21.00%
State taxes	0.21%	3.35%	0.77%
Goodwill impairment	(20.07%)
Transaction costs		(3.23%)
Fair value adjustments		(2.03%)
Other permanent differences	0.41%	(1.05%)	(6.61%)
Changes in valuation allowance	(0.09%)	(17.32%)	(12.96%)
Other	(0.02%)	(1.24%)	(0.83%)
Net income tax expense	1.44%	0.52%	1.37%